UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2026

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Fayetteville Street, Suite 1400
Raleigh, NC 27601
(Address of principal executive offices) (Zip Code)
919-872-4924
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 par value, of Highwoods Properties, Inc.	HIW	New York Stock Exchange

Item 8.01.     Other Events.

On February 11, 2026, Highwoods Properties, Inc. (the “Company”) and Highwoods Realty Limited Partnership entered into separate equity distribution agreements (collectively, the “equity distribution agreements”) with each of Wells Fargo Securities, LLC, BofA Securities, Inc., BTIG, LLC, Jefferies LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC and Truist Securities, Inc. (and certain of their respective affiliates or agents), acting in their capacity as Agents, Forward Sellers and/or Forward Purchasers (each as defined in the equity distribution agreements), as applicable, and, in the case of Jefferies LLC, also acting in its capacity as Warrant Hedge Seller and/or Warrant Purchaser (each as defined in the equity distribution agreements), as applicable, relating to the offer and sale of shares of the Company’s common stock having an aggregate gross sales price of up to $300 million (the “Shares”).
Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.
The equity distribution agreements provide that, in addition to the issuance and sale of the Shares through the Agents, the Company may enter into forward sale agreements under separate master forward sale agreements and related supplemental confirmations between the Company and a Forward Seller or its affiliate or agent. In connection with each particular forward sale agreement, the relevant Forward Purchaser (or an affiliate or agent thereof) will borrow from third parties and, through the relevant Forward Seller, sell a number of shares of the Company’s common stock equal to the number of shares of the Company’s common stock underlying the particular forward sale agreement.
The Company will not initially receive any proceeds from the sale of borrowed shares of the Company’s common stock by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of the particular forward sale agreement, in which case the Company expects to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of shares of the Company’s common stock, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of its common stock (in the case of net share settlement).
The equity distribution agreement with Jefferies LLC provides that, in addition to the issuance and sale of shares of the Company’s common stock by the Company through the Agent and the entry into the forward sale agreements described above, the Company may sell warrants to purchase shares of the Company’s common stock to Jefferies LLC under a separate master warrant sale agreement and related supplemental confirmations between the Company and Jefferies LLC. In connection with each particular warrant sale agreement, the Warrant Purchaser (or an affiliate or agent thereof) will borrow from third parties and, through the Warrant Hedge Seller, sell a number of shares of the Company’s common stock equal to the number of shares underlying such warrant sale agreement. The Company expects that the strike price of the warrants will be above, but not substantially above, the volume-weighted average sale price per share at which the Warrant Hedge Seller established its hedge position in respect of such warrant sale agreement.
The Company will not receive any proceeds from the sale of borrowed shares of the Company’s common stock by the Warrant Hedge Seller, but the Company will initially receive a premium for the warrants sold under each particular warrant sale agreement. To the extent the Warrant Purchaser exercises such warrants, which may occur in whole or in part from time to time following the entry into such warrant sale agreement and prior to the expiry of such warrants, the Company will physically settle each warrant, in which case the Company will deliver to the Warrant Purchaser shares of the Company’s common stock equal to the number of shares of the Company’s common stock underlying such exercised warrants and will receive aggregate net cash proceeds at settlement equal to such number of shares so delivered multiplied by the relevant settlement price for such exercised warrants, which is equal to the product of (i) the strike price for such exercised warrants and (ii) one minus a mutually agreed percentage that will not exceed, but may be lower than, 1.5%.
Each Agent will be entitled to compensation that will not exceed, but may be lower than, 1.5% of the gross sales price of all Shares sold through it as Agent from time to time under the applicable equity distribution agreement. In connection with each forward sale agreement, the Company will pay the Forward Seller, in the form of a reduced initial forward sale price under the particular forward sale agreement, commissions at a mutually agreed rate that will not exceed, but may be lower than, 1.5% of the gross sales price of all borrowed Shares sold by it as a Forward Seller. In connection with each warrant sale agreement, the Company will pay the Warrant Hedge Seller, in the form of a deduction from the net cash proceeds the Company receives at settlement for each exercised warrant, at a mutually agreed percentage of the strike price for such exercised warrants that will not exceed, but may be lower than, 1.5%. Each of the Agents, the Forward Sellers, the Forward Purchasers, the Warrant Hedge Seller and/or the Warrant Purchaser may be deemed an “underwriter” within the meaning of the Securities Act, and the compensation paid to the Agents, the Forward Sellers or the Warrant Hedge Seller in the form of a reduced initial forward sale price under the forward sale agreements or in the form of reduced net cash proceeds the Company receive at settlement for any exercised warrants, as applicable, may be deemed to be underwriting discounts or commissions.
The Company also may sell some or all of the Shares to an Agent as principal for its own account at a price agreed upon at the time of sale.
The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-293352), as amended, including the related prospectus, dated February 10, 2026, and a prospectus supplement, dated February 11, 2026, as the same may be amended or supplemented.
The foregoing descriptions of the equity distribution agreements, the master forward sale agreements and the master warrant sale agreements do not purport to be complete and are qualified in their entirety by reference to the exhibits filed with this current report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

No.	Description
1.1	Form of Equity Distribution Agreement without Warrants
1.2	Form of Equity Distribution Agreement with Warrants
1.3	Form of Master Forward Confirmation
1.4	Form of Master Warrant Confirmation
5	Opinion of Paul Hastings LLP regarding the legality of the shares
8	Opinion of Paul Hastings LLP as to certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-293352))
23.1	Consent of Paul Hastings LLP (included in Exhibit 5)
23.2	Consent of Paul Hastings LLP (included in Exhibit 8)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: February 11, 2026